UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 5, 2010

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 de Maisonneuve Blvd. West

Montreal, Quebec

Canada H3A 1L6

(Address and zip code of principal executive offices)

(514) 848-5555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Domtar Corporation (the “Corporation”) held on May 5, 2010, the following items were submitted to a vote of the stockholders of the Corporation:

1.	Election of twelve Directors to serve for a term of one year that will expire at the Corporation’s 2011 annual meeting :

	For	Against	Abstain	Broker Non Votes
JACK C. BINGLEMAN	33,638,278	533,668	18,381	1,734,477
LOUIS P. GIGNAC	33,309,038	862,534	18,755	1,734,477
BRIAN M. LEVITT	29,412,372	4,746,168	31,787	1,734,477
HAROLD H. MACKAY	33,519,749	652,249	18,329	1,734,477
W. HENSON MOORE	33,635,877	535,989	18,461	1,734,477
MICHAEL R. ONUSTOCK	33,624,578	546,385	19,364	1,734,477
ROBERT J. STEACY	33,638,227	532,940	19,160	1,734,477
WILLIAM C. STIVERS	33,631,369	539,377	19,581	1,734,477
PAMELA B. STROBEL	33,633,798	536,093	20,436	1,734,477
RICHARD TAN	22,390,104	11,776,905	23,318	1,734,477
DENIS A. TURCOTTE	33,642,218	530,449	17,660	1,734,477
JOHN D. WILLIAMS	33,651,969	519,453	18,905	1,734,477

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent public accounting firm for the 2010 fiscal year.

For	Against	Abstain
35,543,671	357,192	23,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION (Registrant)

By:	/s/ Razvan L. Theodoru
Name: Title:	Razvan L. Theodoru Vice-President, Corporate Law and Secretary

Date:	May 10, 2010

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